CONSECO FUND GROUP
                                            CLASS A SHARES

                                   SUPPLEMENT DATED JANUARY 21, 1997
                                  TO PROSPECTUS DATED JANUARY 2, 1997



    The last two sentences of the first paragraph of the description of the Fixed Income Fund on page 7 have been clarified concerning the cross-reference to Mortgage-Backed Securities and have been revised to read as follows:

    See Debt Securities and Mortgage-Backed Securities below and in the SAI. In addition, up to 15% of the Fund may be invested directly in equity securities, including preferred and common stocks, convertible debt securities and debt securities carrying warrants to purchase equity securities, and up to 10% of the Fund may be invested in debt securities rated below investment grade.